SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2002

US DIAGNOSTIC INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

1-13392	11-3164389

(Commission File Number)	(IRS Employer Identification No.)

250 S. Australian Avenue, Suite 900, West Palm Beach, Florida	33401

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 832-0006

Item 5. Other Events

Jack L. Howard resigned as a director of US Diagnostic Inc. effective September 18, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US DIAGNOSTIC INC.

Dated: September 19, 2002	By: /s/ P. Andrew Shaw

P. Andrew Shaw Executive Vice President and Chief Financial Officer

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